                                                                   EXHIBIT 24.1

                                  SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933, Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in San Antonio, Texas, on March 16, 1998.


                                          Cullen/Frost Bankers, Inc.
                                           (Registrant)


                                                 /s/ Richard W. Evan, Jr.
                                          By: _________________________________
                                                   RICHARD W. EVANS, JR.
                                                 CHAIRMAN OF THE BOARD AND
                                                  CHIEF EXECUTIVE OFFICER


                               POWER OF ATTORNEY

  Know all men by these presents, that each individual whose signature appears below hereby constitutes and appoints Richard W. Evans, Jr. and Phillip D. Green, and each and either of them, such individual's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for such person and in such person's name, place and stead, in any and all capacities, to sign this Registration Statement and any and all amendments thereto, and to file the same with the Securities and Exchange Commission, with all exhibits thereto and other documents in connection therewith, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or either of them or any substitute therefor, may lawfully do or cause to do done by virtue hereof.

  Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on the date indicated.

          SIGNATURE                      TITLE                  DATE

  /s/ Richard W. Evans, Jr.    Chairman of the Board and       March 16, 1998
-----------------------------   Chief Executive Officer and
    RICHARD W. EVANS, JR.       Director (Principal
                                Executive Officer)

       /s/ T.C. Frost          Senior Chairman of the Board    March 16, 1998
-----------------------------   and Director
         T. C. FROST

    /s/ Phillip D. Green       Executive Vice President and    March 16, 1998
-----------------------------   Chief Financial Officer
      PHILLIP D. GREEN          (Principal Financial
                                Officer)

    /s/ Isaac Arnold, Jr.      Director                        March 16, 1998
-----------------------------
      ISAAC ARNOLD, JR.

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             SIGNATURE                       TITLE                 DATE

                                      Director                      , 1998
------------------------------------
         ROYCE S. CALDWELL

       /s/ Ruben R. Cardenas          Director                March 16, 1998
------------------------------------
         RUBEN R. CARDENAS

         /s/ Henry E. Catto           Director                March 16, 1998
------------------------------------
           HENRY E. CATTO

         /s/ Bob W. Coleman           Director                March 16, 1998
------------------------------------
           Bob W. Coleman

        /s/ Harry H. Cullen           Director                March 16, 1998
------------------------------------
          Harry H. Cullen

         /s/ Roy H. Cullen            Director                March 16, 1998
------------------------------------
           ROY H. CULLEN

     /s/ Eugene H. Dawson, Sr..       Director                March 16, 1998
------------------------------------
       EUGENE H. DAWSON, SR.

         /s/ Ruben Escobedo           Director                March 16, 1998
------------------------------------
           RUBEN ESCOBEDO

      /s/ W. N. Finnegan, III         Director                March 16, 1998
------------------------------------
        W. N. FINNEGAN, III

                                      Director                March 16, 1998
------------------------------------
          PATRICK B. FROST

         /s/ Joe R. Fulton            Director                March 16, 1998
------------------------------------
           JOE R. FULTON

      /s/ James W. Gorman, Jr.        Director                March 16, 1998
------------------------------------
        JAMES W. GORMAN, JR.

         /s/ James L. Hayne           Director                March 16, 1998
------------------------------------
           JAMES L. HAYNE

                                      -2-
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              SIGNATURE                         TITLE                DATE



     /s/ Richard M. Kleberg, III          Director              March 16, 1998
-------------------------------------
       RICHARD M. KLEBERG, III

        /s/ Robert S. McClane             Director              March 16, 1998
-------------------------------------
          ROBERT S. MCCLANE

        /s/ Ida Clement Steen             Director              March 16, 1998
-------------------------------------
          IDA CLEMENT STEEN

       /s/ Curtis Vaughan, Jr.            Director              March 16, 1998
-------------------------------------
         CURTIS VAUGHAN, JR.

      /s/ Mary Beth Williamson            Director              March 16, 1998
-------------------------------------
        MARY BETH WILLIAMSON

                                          Director                    , 1998
-------------------------------------
         HORACE WILKINS, JR.

                                      -3-